UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The registrant issued the press release attached hereto as Exhibit 99.1 (the “Press Release”), announcing the pricing of the offering. The Press Release is furnished pursuant to Regulation FD.

Item 8.01	Other Events.

On May 20, 2013, RenaissanceRe Holdings Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, an aggregate of 11,000,000 shares of the Company’s newly designated 5.375% Series E Preference Shares, par value $1.00 per share and a liquidation preference of $25.00 per share (representing $275,000,000 in aggregate liquidation preference). The Company also granted the Underwriters an option to purchase up to an additional 1,650,000 Series E Preference Shares solely to cover over-allotments, if any. The offering was made pursuant to an effective shelf registration statement (Registration No. 333-167485) and is expected to close on May 28, 2013, subject to customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 20, 2013, among RenaissanceRe Holdings Ltd. and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the other several underwriters named therein

99.1*	Press Release of RenaissanceRe Holdings Ltd., dated May 20, 2013

*	Exhibit 99.1 is being furnished pursuant to Regulation FD, and is not being filed with the Securities and Exchange Commission (the “SEC”). Therefore, this exhibit is not incorporated by reference in any of the registrant’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2013	RENAISSANCERE HOLDINGS LTD.

	By:	/s/ Stephen H. Weinstein
Stephen H. Weinstein
Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 20, 2013, among RenaissanceRe Holdings Ltd. and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the other several underwriters named therein

99.1*	Press Release of RenaissanceRe Holdings Ltd., dated May 20, 2013

*	Exhibit 99.1 is being furnished pursuant to Regulation FD, and is not being filed with the Securities and Exchange Commission (the “SEC”). Therefore, this exhibit is not incorporated by reference in any of the registrant’s other SEC filings.